UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2005
GOLDEN STAR RESOURCES LTD.
(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation or organization)	1-12284 (Commission File Number)	98-0101955 (I.R.S. Employer Identification Number)

10901 West Toller Drive, Suite 300 Littleton, Colorado		80127-6312
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (303) 830-9000
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Audited Annual Consolidated Financial Statements
Unaudited Pro Forma consolidated Statement of Operations

Explanatory Note
This Form 8-K/A is being filed pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K to supplement Item 2.01 and Item 9.01 of the Current Report on Form 8-K filed by Golden Star Resources Ltd. (“Golden Star”) on December 27, 2005. This Form 8-K/A supplements and does not replace any provisions of the original Form 8-K filing.
Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously reported, Golden Star completed the acquisition of St. Jude Resources Ltd., a Canadian corporation (“St. Jude”), on December 21, 2005. The information reported in Item 2.01 of the original Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The following financial statements of St. Jude are included in this report:
Audited Annual Consolidated Financial Statements of St. Jude for the years ended January 31, 2005 and 2004 and Unaudited Interim Consolidated Financial Statements of St. Jude for the three and six months ended July 31, 2005 and 2004.
(b) Pro Forma Financial Information
The following unaudited pro forma financial information is included in this report:
Unaudited Pro Forma Consolidated Balance Sheet of Golden Star as at September 30, 2005 and Unaudited Pro Forma Consolidated Statement of Operations for Golden Star for the year ended December 31, 2004 and for the nine months ended September 30, 2005
(c) Exhibits.

Exhibit
No.	Description
99.1	Audited Annual Consolidated Financial Statements of St. Jude for the years ended January 31, 2005 and 2004 and Unaudited Interim Consolidated Financial Statements of St. Jude for the three and six months ended July 31, 2005 and 2004.

99.2	Unaudited Pro Forma Consolidated Balance Sheet as at September 30, 2005 for Golden Star and Unaudited Pro Forma Consolidated Statement of Operations for Golden Star for the year ended December 31, 2004 and for the nine months ended September 30, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: March 8, 2005

Golden Star Resources Ltd.
By:	/s/ Roger Palmer
Roger Palmer
Vice President, Finance

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Audited Annual Consolidated Financial Statements of St. Jude for the years ended January 31, 2005 and 2004 and Unaudited Interim Consolidated Financial Statements of St. Jude for the three and six months ended July 31, 2005 and 2004.

99.2	Unaudited Pro Forma Consolidated Balance Sheet as at September 30, 2005 for Golden Star and Unaudited Pro Forma Consolidated Statement of Operations for Golden Star for the year ended December 31, 2004 and for the nine months ended September 30, 2005